Exhibit 10.74

AMENDMENT TO MERGER AGREEMENT AND PLAN OF REORGANIZATION

This Amendment to Merger Agreement and Plan of Reorganization (the “Amendment”), is made as of the 27 day of November, 2012 (the “Effective Date”), by and between Immune Pharmaceuticals Ltd. (“Immune”) EpiCept Corporation and Epicept Israel Ltd., an Israeli company in incorporation (together, “Epicept”). Immune and Epicept shall hereinafter sometimes be referred to collectively as the “Parties”.

WHEREAS,                                                                           The Parties have entered into a Merger Agreement and Plan of Reorganization dated November 7, 2012 (the “Merger Agreement”); and

WHEREAS,                                                                           Immune is asking to raise funds in the interim; and

WHEREAS,                                                                           The Parties desire to amend the Merger Agreement, as further set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

1.                          The definition of the term “Private Placement” as defined in the Merger Agreement shall be amended by replacing the words “by the Parent” with the words “by either Parent or Company”.

2.                          Unless amended hereby, all provisions of the Merger Agreement shall remain in full force and effect.

3.                          Capitalized terms not otherwise defined herein shall bear the meanings ascribed to them in the Merger Agreement.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the Effective Date.

EPICEPT CORPORATION

By:
	Name:	Robert W. Cook
	Title:	President

EPICEPT ISRAEL LTD., in formation

BY: EPICEPT CORPORATION

By:
	Name:	Robert W. Cook
	Title:	President

IMMUNE PHARMACEUTICALS LTD.

By:
	Name:	Dr. Daniel Gedeon Teper
	Title:	Chief Executive Officer